Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September 5, 2014, and is made by and among CLOUD PEAK ENERGY RESOURCES LLC, a Delaware limited liability company (the “U.S. Borrower”), certain foreign subsidiaries of the U.S. Borrower as set forth in the Credit Agreement (as defined herein)(each a “Designated Foreign Borrower” and together with the U.S. Borrower, the “Borrowers”), the GUARANTORS PARTY HERETO (each a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers, the “Loan Parties”), the LENDERS PARTY HERETO (each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS:

WHEREAS, the Loan Parties, the Lenders, the Administrative Agent and PNC Bank, National Association as swingline lender are parties to that certain Credit Agreement, dated as of February 21, 2014 (the “Credit Agreement”);

WHEREAS, to modify certain provisions of the Credit Agreement, the Loan Parties have requested that the Required Lenders agree to various amendments as set forth herein, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1.                                      Recitals; Capitalized Terms.  The foregoing recitals are true and correct and incorporated herein by reference.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.

(a)                                 Correction to Definition.  The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “Section 2.01” found therein with the correct reference to “Schedule 2.01.”

(b)                                 New Definitions.  The following new definitions are hereby inserted in Section 1.01 of the Credit Agreement in alphabetical order:

“First Amendment shall mean that certain First Amendment to this Agreement dated as of the First Amendment Effective Date.”

“First Amendment Effective Date shall mean September 5, 2014.”

(c)                                  Net Cash Interest Expense Coverage Ratio.  Section 6.11 [Net Cash Interest Expense Coverage Ratio] shall be amended and restated in its entirety as follows:

“Section 6.11.                    Net Cash Interest Expense Coverage Ratio.  The U.S. Borrower will not permit the ratio of (a) EBITDA to (b) Consolidated Net Cash Interest Expense (for purposes of this Section 6.11, Consolidated Net Cash Interest Expense shall exclude one-time cash costs to retire debt paid by the Loan Parties (above the stated principal and accrued interest) in connection with the early retirement of any of the Senior Notes), in each case for any period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter (commencing with the Fiscal Quarter ending September 30, 2014) and determined as of each such Fiscal Quarter end on a Pro Forma Basis, to be less than 1.50 to 1.00. ”

(d)                                 Net Secured Leverage Ratio.  Section 6.12 [Net Secured Leverage Ratio] shall be amended and restated in its entirety as follows:

“Section 6.12.                    Net Secured Leverage Ratio.  The U.S. Borrower will not permit the Net Secured Leverage Ratio for any period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter (commencing with the Fiscal Quarter ending September 30, 2014) and determined as of each such Fiscal Quarter end on a Pro Forma Basis to exceed 4.00 to 1.00. ”

3.                                      Conditions to Effectiveness.  The amendments contained in this Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Administrative Agent:

(a)                                 Execution and Delivery of this Amendment.  The Loan Parties and the Required Lenders shall have executed and delivered this Amendment.

(b)                                 Consents and Approvals.  No consent, approval, exemption, order or authorization of, or a registration or filing with, any Governmental Authority or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(c)                                  Fees.  The U.S. Borrower shall have paid to the Administrative Agent for itself and for the account of the Lenders all fees, costs and expenses payable to the Administrative Agent or any Lender or for which the Administrative Agent or any Lender is entitled to be reimbursed, including but not limited to the (i) the fees set forth in that certain Fee Letter dated August 28, 2014, by and among PNC Capital Markets LLC, the Administrative Agent, and the Borrower, and (ii) the fees and expenses of the Administrative Agent’s legal counsel to the extent invoiced at least two (2) Business Days prior to the date hereof.

4.                                      Miscellaneous.

(a)                                 Representations and Warranties.  By its execution and delivery hereof to the Administrative Agent, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that (i) such Loan Party has duly authorized, executed and delivered this Amendment (ii) all representations and warranties of the Loan Parties set forth in the Credit Agreement are true (or, in the case of any representation and warranty that is not by its express terms limited by a materiality or “Material Adverse Effect” exception or qualifier, true in all material respects) on and as of the date hereof, provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date, (iii) no Event of Default or Default exists, (iv)  no Material Adverse Effect shall have occurred with respect to the Borrowers or any of the Loan Parties since the Closing Date of the Credit Agreement, (v) no default shall have occurred with respect to any note or credit agreement governing existing indebtedness of the Borrowers or Guarantors as a result of any of the transactions contemplated herein, and (vi) there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Effect or relate to this Amendment.

(b)                                 Full Force and Effect.  All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby.  The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c)                                  Counterparts.  This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d)                                 Incorporation into Credit Agreement.  This Amendment shall be incorporated into the Credit Agreement by this reference.  All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e)                                  Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.

(f)                                   No Novation.  Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  The Borrowers, the Guarantors, each Lender, and the Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CLOUD PEAK ENERGY RESOURCES LLC

By:	/s/ Michael Barrett
	Name:	Michael Barrett
	Title:	Executive Vice President and Chief Financial Officer

CLOUD PEAK ENERGY INC.
ANTELOPE COAL LLC
ARROWHEAD I LLC
ARROWHEAD II LLC
ARROWHEAD III LLC
BIG METAL COAL CO. LLC
CABALLO ROJO LLC
CABALLO ROJO HOLDINGS LLC
CLOUD PEAK ENERGY SERVICES COMPANY
CLOUD PEAK ENERGY FINANCE CORP.
CLOUD PEAK ENERGY LOGISTICS LLC
CORDERO MINING LLC
CORDERO MINING HOLDINGS LLC
CORDERO OIL AND GAS LLC
KENNECOTT COAL SALES LLC
NERCO LLC
NERCO COAL LLC
NERCO COAL SALES LLC
PROSPECT LAND AND DEVELOPMENT LLC
RESOURCE DEVELOPMENT LLC
SEQUATCHIE VALLEY COAL CORPORATION
SPRING CREEK COAL LLC
WESTERN MINERALS LLC
YOUNGS CREEK HOLDINGS I LLC
YOUNGS CREEK HOLDINGS II LLC
YOUNGS CREEK MINING COMPANY, LLC

Each by:	/s/ Michael Barrett
	Name:	Michael Barrett
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent and Swingline Lender

By:	/s/ James O’Brien
Name: James O’Brien
Title: Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION, as Issuing Bank

By:	/s/ James O’Brien
Name: James O’Brien
Title: Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Sarah Thomas
	Name:	Sarah Thomas
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Gitanjali Pundir
	Name:	Gitanjali Pundir
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Authorized Signatory

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ashwin Ramakrishna
	Name:	Ashwin Ramakrishna
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Mike McIntyre
Name: Mike McIntyre
Title: Director

By:	/s/ Aaron Sansone
Name: Aaron Sansone
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
	Name:	Evans Swann, Jr.
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Troy Weaver
	Name:	Troy Weaver
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DEUTSCHE BANK AG NEW YORK

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A.

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COMERICA BANK

By:	/s/ Fatima Arshad
	Name:	Fatima Arshad
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

STIFEL BANK & TRUST

By:	/s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ Eric Haldimann
	Name:	Eric Haldimann
	Title:	Credit & Operations Manager